CAPSTONE CHRISTIAN VALUES FUND, INC.

and its sole series

CHRISTIAN STEWARDSHIP LARGE CAP EQUITY INDEX FUND

Supplement dated June 8, 2004

to the Prospectus and Statement of Additional Information, each dated August 28, 2003

1. The name of Capstone Christian Values Fund, Inc. has been changed to:

Steward Funds, Inc.

2. The name of Christian Stewardship Large Cap Equity Index Fund has been changed to:

Steward Large Cap Equity Index Fund